UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2022

SVF INVESTMENT CORP. 2
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40174	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos California 94070, United States	94070
(Address of principal executive offices)	(Zip Code)
(650) 562-8100
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	SVFB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE
Following the filing of the quarterly report for the period ended September 30, 2021, filed with the SEC on November 12, 2021, SVF Investment Corp. 2 (the “Company”), having performed further assessment, concluded that, effective with its financial statements for quarterly period ended September 30, 2021, it should restate its prior filed financial information as of March 11, 2021 (Post IPO Balance Sheet as defined below) and for the period ended March 31, 2021, to classify all Class A ordinary shares subject to possible redemption in temporary equity and to recognize the accretion from the initial book value to the redemption value, and it should restate its prior filed financial information for the period ended June 30, 2021, to correct the recognition of the accretion from the initial book value to redemption value. In accordance with guidance on redeemable equity instruments in ASC
480-10-S99,
redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity.
Therefore, on November 30, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued audited balance sheet as of March 11, 2021 (the “Post IPO Balance Sheet”) and the audit report of Marcum LLP included in the Current Report on Form
8-K
containing the Post IPO Balance Sheet, filed with the SEC on March 17, 2021 (the “Original Form
8-K”),
should be restated to classify all Class A ordinary shares subject to possible redemption in temporary equity and should no longer be relied upon. As such, the Company will restate the Post IPO Balance Sheet. Considering such restatement, such financial statements, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon.
The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).
The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form
8-K
pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.
The financial statements and related financial information that was included in the Original Form
8-K
is superseded by the financial information in this Form
8-K/A,
and the financial statements and related financial information contained in the Original Form
8-K
should no longer be relied upon. On December 7, 2021, the Company filed a Current Report on Form
8-K
disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon.
This First Amendment on Form
8-K/A
sets forth the Original Form
8-K
in its entirety, as amended to reflect the restatement.
The following item has been amended as a result of the restatement.
Exhibit No. 99.1, “Audited Balance Sheet as of March 11, 2021”
Refer to Note 9, Restatement of previously filed Balance Sheet of this Form
8-K/A
for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of March 11, 2021.

Item 8.01. Other Events.
On March 11, 2021, SVF Investment Corp. 2 (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 Class A ordinary share of the Company (the “Shares”), including 3,000,000 Shares issued pursuant to the full exercise of underwriter’s over-allotment option, at an offering price of $10.00 per Share (the “Public Shares”). Simultaneously with the consummation of the IPO and the issuance and sale of the Shares, the Company consummated the private placement of 760,000 private placement shares at a price of $10.00 per Share, to SVF Sponsor II (DE) LLC, generating total proceeds of $7,600,000 (the “Private Placement”).
The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $230,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account that may be released to pay income taxes, if any, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO (or 24 months, if the Company elects to extend such initial term with an amount of $0.10 per share offered in this offering deposited into the trust account), subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months (or 24 months, as applicable) from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights.
An audited balance sheet as of March 11, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Audited Balance Sheet, as of March 11, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 10, 2022

SVF INVESTMENT CORP. 2

By:	/s/ Munish Varma
Name:	Munish Varma
Title:	Chairman and Chief Executive Officer